Exhibit 10.1.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 9, 2012 is entered into by and among:

GRD HOLDING III CORPORATION, a Delaware corporation and GARDEN RIDGE, L.P., a Texas limited partnership (collectively, the “Borrowers” and each individually, a “Borrower”);

the GUARANTORS party hereto;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, and the Agent, among others, have entered into a certain Credit Agreement dated as of October 5, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrowers have advised the Agent that they intend to prepay the Term Loan  and the Mezzanine Facility (each as defined in the Credit Agreement) in full through the proceeds of GRD Holding III’s issuance of senior secured notes; and

WHEREAS, the parties to the Credit Agreement desire to modify certain provisions of the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.                                      Incorporation of Terms and Conditions of Credit Agreement.  All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.                                      Amendments to Article I.  Section 1.01 of the Credit Agreement is hereby amended as follows:

a.                                      The following definitions shall be inserted in their proper alphabetical sequence:

“ABL Priority Collateral” has the meaning specified in the Intercreditor Agreement.

“Additional Notes” means any additional Senior Notes issued under the Senior Indenture at any time after the First Amendment Effective Date.

“First Amendment” means First Amendment to the Credit Agreement, dated as of May 9, 2012.

“First Amendment Effective Date” means the date on which the conditions to the effectiveness of the First Amendment set forth in Section 4 of the First Amendment have been satisfied.

“Senior Notes Indenture” means the Indenture, dated as of May 16, 2012 by and among GRD Holding III, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee and collateral agent, pursuant to which the Senior Notes were issued.

“Senior Notes” means GRD Holding III’s 10.75% Senior Secured Notes due 2019 issued pursuant to the Senior Notes Indenture, including any Additional Notes.

b.                                      The definition of “AHYDO Payments” is hereby deleted in its entirety.

c.                                       The definition of “Availability Reserves” is hereby amended by inserting the following text as a new clause (e) in the first sentence of such definition:

“or (e)     to reflect any restrictions in the Term Loan Documents on the incurrence of Indebtedness by the Loan Parties, but only to the extent that such restrictions reduce, or with the passage of time could reduce, the amounts available to be borrowed hereunder in order for the Loan Parties to comply with the Term Loan Documents.”

d.                                      The definition of “Change of Control” is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

“(b)         any “Change of Control” (or any comparable term) in any document pertaining to the Term Loan Facility or any Senior Secured Debt in each case with an aggregate outstanding principal amount in excess of the Threshold Amount; or”

e.                                       The definition of “Intercreditor Agreement” is hereby amended and restated in its entirety as follows:

“Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement dated as of the First Amendment Effective Date, between the Administrative Agent and the Term Loan Agent and acknowledged and agreed to by the Borrower and

Holdings, as it may be further amended, supplemented, restated, renewed, replaced, restructured or otherwise modified from time to time in accordance with this Agreement.

f.                                        The definition of “Latest Maturity Date” is hereby amended and restated in its entirety as follows:

“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Commitment hereunder at such time.

g.                                       The definition of “Mezzanine Facility” is hereby deleted in its entirety.

h.                                      The definition of “New Term Facility” is hereby deleted in its entirety.

i.                                          The definition of “Permitted Refinancing” is hereby amended and restated in its entirety as follows:

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to accrued and unpaid interest and a reasonable premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder; (b) such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended; (c) if the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms as favorable in all material respects to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended; (d) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed, replaced or extended Indebtedness are, (A) either (i) customary for similar debt in light of then-prevailing market conditions (it being understood that such Indebtedness, unless such Permitted Refinancing pertains to Senior Notes or Senior Secured Debt, shall not include any financial maintenance covenants and that any negative covenants shall be incurrence-based) or (ii) not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, and (B) unless such Permitted Refinancing pertains to Senior Notes or Senior Secured Debt, when taken as a whole (other than interest rate and redemption premiums), are not more restrictive to the Borrower and the Restricted Subsidiaries than those set forth in the Term Loan Facility (provided that a certificate of the Chief Financial Officer of the Borrower delivered to the Administrative Agent in good faith at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement set out in the foregoing clause (d), shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent provides notice to the Borrower of its objection during such five Business Day period); provided that, in all events (including in the event such Permitted Refinancing pertains to Senior Notes or Senior Secured Debt) the terms and conditions (including, if applicable, as to collateral) of any such modified, refinanced, refunded, renewed, replaced or extended Indebtedness, are not more restrictive as to the terms of this Agreement and the other Loan Documents (except, in the case of Permitted Refinancing that pertains to Senior Notes or Senior Secured Debt, financial maintenance covenants customary for similar debt in light of then-prevailing market conditions) and the rights and remedies of the Administrative Agent and other Secured Parties hereunder and thereunder, or as to the ABL Priority Collateral, than those set forth in the Term Loan Facility; (e) such modification, refinancing, refunding, renewal or extension is incurred by the Person who is the obligor on the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended; and (f) at the time thereof, no Default shall have occurred and be continuing.

j.                                         The definition of “Senior Secured Debt” is hereby deleted in its entirety and replaced with the following:

“Senior Secured Debt” means (a) Indebtedness that constitutes Additional Notes or Pari Passu Indebtedness (as defined in the Senior Notes Indenture as in effect on the First Amendment

Effective Date), that is either unsecured or secured by Senior Secured Debt Liens; provided that (A) (1) unless such Senior Secured Debt is incurred in the form of secured term loans on terms customary for similar debt in light of then-prevailing market conditions, the terms of such Indebtedness do not provide for any scheduled repayment, mandatory redemption or sinking fund obligations prior to the Latest Maturity Date (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (2) the covenants, events of default, guarantees, collateral and other terms of such Indebtedness are customary for similar senior secured debt in light of then-prevailing market conditions (it being understood that, unless such Senior Secured Debt is incurred in the form of secured term loans on terms customary for similar debt in light of then-prevailing market conditions, such Indebtedness shall not include any financial maintenance covenants that are more restrictive than the provisions of this Agreement) and in any event, when taken as a whole (other than interest rate and redemption premiums), (x) are not more restrictive to the Borrower and the Restricted Subsidiaries than those set forth in the Term Loan Facility (unless such Senior Secured Debt is incurred in the form of secured term loans on terms customary for similar debt in light of then-prevailing market conditions) and (y) are not more restrictive as to the terms of this Agreement (except, in the case of Senior Secured Debt that is incurred in the form of secured term loans, financial maintenance covenants customary for similar debt in light of then-prevailing market conditions) and the other Loan Documents and the rights and remedies of the Administrative Agent and other Secured Parties hereunder and thereunder, or as to the ABL Priority Collateral, than those set forth in the Term Loan Facility (provided that a certificate of the Chief Financial Officer of the Borrower delivered to the Administrative Agent in good faith at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement set out in the foregoing clause (2), shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent provides notice to the Borrower of its objection during such five Business Day period); and (C) immediately before and immediately after giving Pro Forma Effect to the incurrence of such Indebtedness, no Default shall have occurred and be continuing.

k.                                      The definition of “Senior Secured Debt Liens” is hereby deleted in its entirety and replaced with the following:

“Senior Secured Debt Liens” means Liens on the Collateral securing Indebtedness that constitutes Senior Secured Debt, which Liens are either junior or pari passu to the Lien of the Term Loan Agent on the Collateral (and which are junior and subordinate to the Lien of the Administrative Agent with respect to the ABL Priority Collateral), provided that such Liens are granted under security documents to a collateral agent for the benefit of the holders of such notes and subject to the Intercreditor Agreement or another customary intercreditor agreement that is reasonably satisfactory to the Administrative Agent and that is entered into between the Administrative Agent (as collateral agent for the Lenders), such other collateral agent and the Loan Parties and which provides for lien sharing and for the junior or pari passu treatment of such Liens with the Liens securing the Obligations.

l.                                          The definition of “Specified Refinancing Debt” is hereby deleted in its entirety.

m.                                  The definition of “Specified Refinancing Liens” is hereby deleted in its entirety.

n.                                      The definition of “Specified Transaction Conditions” is hereby amended by deleting the text “Restricted Payment Conditions” where it appears therein and inserting the text “Specified Transaction Conditions” in its stead.

o.                                      The definition of “Term Lender” is hereby deleted in its entirety.

p.                                      The definition of “Term Loan Agent” is hereby amended and restated in its entirety as follows:

“Term Loan Agent” means the “Term Representative” (as defined in the Term Loan Facility).

q.                                      The definition of “Term Loan Facility” is hereby amended and restated in its entirety as follows:

“Term Loan Facility” means the Senior Notes Indenture and any Senior Notes issued thereunder, and any Permitted Refinancing thereof.

r.                                         The definition of “Term Loan Documents” is hereby amended and restated in its entirety as follows:

“Term Loan Documents” means the Indenture Documents (as defined in the Senior Notes Indenture), and each of the other agreements, documents and instruments providing for or evidencing any obligations in connection therewith, and any other document or instrument executed or delivered at any time in connection with any such obligations, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

3.                                      Amendments to Article VII.

a.                                      Section 7.01 of the Credit Agreement is hereby amended by deleting clause (x) thereof in its entirety and inserting the following text in its stead:

“(x)         [Reserved];”

b.                                      Section 7.03(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and inserting the following text in its stead:

“(ii)         [Reserved];”

c.                                       Section 7.03(b) of the Credit Agreement is hereby amended by deleting clauses (i), (xvi) and (xviii) thereof in their entirety and inserting the following text in their stead:

“(i) Indebtedness of the Loan Parties under (x) the Loan Documents and (y) the Term Loan Documents, provided that the aggregate principal amount outstanding under the Term Loan Documents shall at no time exceed $360,000,000;”

“(xvi)      Indebtedness incurred by a Loan Party constituting Senior Secured Debt, provided that the aggregate principal amount of all Senior Secured Debt shall at no time exceed $50,000,000;”

“(xviii)    [Reserved].”

d.                                      Section 7.09(b) of the Credit Agreement is hereby amended is hereby amended by deleting clause (iii) thereof in its entirety and inserting the following text in its stead:

“(iii)        customary restrictions contained in the Senior Secured Debt (provided that such restrictions do not restrict the Liens securing the Obligations or the first priority status thereof);”

e.                                       Section 7.14(a)-(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)         Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any unsecured Indebtedness permitted to be incurred under Section 7.03(xvii) (collectively, together with any Permitted Refinancing of the foregoing, “Junior Financing”), except (i) a prepayment of

Junior Financing; provided that the Specified Transaction Conditions have been satisfied, (ii) the conversion of any Junior Financing to Equity Interests (other than Disqualified Equity Interests), or (iii) the prepayment of any Junior Financing or Permitted Refinancing thereof, in an aggregate amount not to exceed the amount, if any, that is then available for Restricted Payments pursuant to Section 7.06(f) (as such amount may be reduced from time to time in accordance with the terms of such Section 7.06(f)); (b) make any payment in violation of any subordination terms of any Junior Financing Documentation or (c) amend, modify or change in any manner materially adverse to the interests of the Administrative Agent or the Lenders any term or condition of any Junior Financing Documentation;”

f.                                        Section 7.15 of the Credit Agreement is hereby amended by deleting the text “and Specified Refinancing Debt” where it appears therein.

4.                                      Conditions to Effectiveness.  This Amendment shall not be effective until the date that each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (such date the “First Amendment Effective Date”):

a.                                      This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors and the Lenders.

b.                                      The Agent shall have received a fully executed Amended and Restated  Intercreditor Agreement, reasonably satisfactory in form and substance to the Agent and the Required Lenders, which shall be in full force and effect.

c.                                       The Agent shall have received such customary corporate resolutions, certificates and other customary corporate documents as the Agent shall reasonably request.

d.                                      The Term Loan Credit Facility and the Mezzanine Facility (as defined without giving effect to this Amendment) shall have been repaid in full in cash, all guarantees thereof shall have been terminated and all Liens in connection therewith shall have been released and, after giving effect to such repayment, neither Holdings, the Borrower nor any of its Subsidiaries shall have any outstanding Indebtedness for borrowed money other than the Revolving Credit Facility and the Senior Notes (other than certain real estate financings, capital leases and other Indebtedness set forth in Schedule 7.03 of the Credit Agreement).

e.                                       The Borrowers shall have reimbursed the Agent for all reasonable fees, costs and expenses, including, reasonable attorneys’ fees, in connection with or relating to this Amendment.

f.                                        After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that as of the First Amendment Effective Date (as defined in Section 2 of this Amendment):

a.                                      (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects except that (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

b.                                      This Amendment has been duly executed and delivered by each of the Loan Parties.  This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

6.                                      Ratification of Loan Documents.  The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The Collateral Documents continue to secure the Obligations, as modified pursuant to this Amendment, to the same extent as prior to giving effect to this Amendment.

7.                                      Binding Effect.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

8.                                      Multiple Counterparts.   This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Amendment.

9.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment the Credit Agreement to be duly executed as of the date first above written.

BORROWERS:

GRD HOLDING III CORPORATION

	By	/s/ J. William Uhrig
		Name:	J. William Uhrig
		Title:	Acting Chief Financial Officer

GARDEN RIDGE, L.P.

	By	/s/ J. William Uhrig
		Name:	J. William Uhrig
		Title:	Vice President, Secretary and Treasurer

GUARANTORS:

GARDEN HOLDINGS INC.

	By	/s/ J. William Uhrig
		Name:	J. William Uhrig
		Title:	Acting Chief Financial Officer

GRD HOLDING II CORPORATION

	By	/s/ J. William Uhrig
		Name:	J. William Uhrig
		Title:	Vice President

First Amendment to Credit Agreement

GARDEN RIDGE CORPORATION

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Acting Chief Financial Officer

GARDEN RIDGE FINANCE CORPORATION

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Vice President, Secretary and Treasurer

GARDEN RIDGE MANAGEMENT, LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Vice President, Secretary and Treasurer

GR DEVELOPMENT LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Vice President, Secretary and Treasurer

First Amendment to Credit Agreement

29 NORTHWEST LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Vice President

1600 EAST PLANO PARKWAY, LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Secretary

2650 WEST INTERSTATE 20, LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Secretary

2827 DUNVALE, LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Secretary

8651 AIRPORT FREEWAY LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Secretary

11501 BLUEGRASS PARKWAY LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Secretary

First Amendment to Credit Agreement

12990 WEST CENTER ROAD LLC

By	/s/ J. William Uhrig
	Name:	J. William Uhrig
	Title:	Secretary

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

	By:	/s/ Christine Hutchinson
		Name:	Christine Hutchinson
		Title:	Director

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Christine Hutchinson
		Name:	Christine Hutchinson
		Title:	Director

First Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

First Amendment to Credit Agreement